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                                                                   Exhibit 10.42

                                SECOND AMENDMENT
                                       OF
                     GOLDEN COMPREHENSIVE SECURITY PROGRAM
              (As Amended and Restated Effective January 1, 1993)

         WHEREAS, Western Publishing Company, Inc. (the "Corporation") maintains the Golden Comprehensive Security Program (the "plan"); and

         WHEREAS, the plan was completely amended and restated effective January 1, 1993, and further amendment of the plan is now considered desirable;

         NOW, THEREFORE, IT IS RESOLVED that by virtue and in exercise of the power reserved to this corporation under subsection 11.1 of the plan, the plan, as previously amended, be and it hereby is further amended, effective as of January 1, 1995, by adding the following sentence to subsection 11.2 of the plan:

         "In the event of the termination of employment of substantially all employees of Western Publishing Group, Inc. (the "Company") as a result of the sale of the Company, or a Change of Control, as defined below, of the Company, all participants employed by Western Publishing Group, Inc. on the date of such sale or Change of Control shall be fully vested and have a 100% nonforfeitable interest in their employer contribution and matched employer contribution accounts under the Plan."

         For the purposes of the preceding paragraph "'Change of Control' means
         (i) the sale, merger, consolidation or any other extraordinary corporate transaction(s) involving Western Publishing Group, Inc. which results in the then common stockholders of Western Publishing Group, Inc. owning less than 80% of the common equity of the successor company or its parent, or (ii) a change in composition of the Board of Directors of Western Publishing Group, Inc. as the result of a proxy contest, corporate transaction or other agreement which results in the replacement, elimination or increase in membership such that the board members in office just prior to that event cease to constitute a majority of the new board."


                                     * * *

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         I, James A. Cohen, Secretary of Western Publishing Company, Inc.,
hereby certify that the foregoing is a correct copy of a resolution duly adopted by the Board of Directors of said corporation on June 15, 1995, and that said resolution has not been changed or repealed.

         Dated this 15 day of June, 1995.

                                                        /s/ James A. Cohen
                                                   -----------------------------
                                                      Secretary as Aforesaid

                                                         (Corporate Seal)

                                     * * *

         The undersigned, as committee members under the Golden Comprehensive Security Program, hereby acknowledge receipt of a certified copy of the foregoing amendment and hereby consent thereto, this 15 day of June, 1995.

                                                      /s/ James A. Cohen
                                               ---------------------------------

                                                    /s/ Steven M. Grossman
                                               ---------------------------------

                                                       /s/ Hal B. Weiss
                                               ---------------------------------


                                               ---------------------------------
                                               As Committee Members As Aforesaid